SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.


       Date of Report (Date of Earliest Event Reported): October 22, 1998
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                           HOLLYWOOD PRODUCTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                           0-28690                             13-3704059
(State of Incorporation)           (Commission File No.)               (IRS Employer Identification No.)





            14 East 60th Street, Suite 402, New York, New York 10022
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (212) 688-9223


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.           CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.


     On October 26, 1998, on approval of the Registrant's Board of Directors, the Registrant dismissed Scarano & Tomaro, P.C. as its auditors. The dismissal was not due to any discrepancies or disagreements between same and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Scarano & Tomaro, P.C.'s report on the financial statements for the fiscal years ended December 30, 1997 and December 30, 1996 did not contain any adverse opinions or disclaimers of opinion. Nor were such reports modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and any subsequent interim period through the date of the dismissal, the Registrant and Scarano & Tomaro, P.C. had no disagreements or "reportable events."

     The Registrant dismissed Scarano & Tomaro, P.C. as a result of the Securities and Exchange Commission's ("SEC") September 9, 1998 Release No. 7572 which provided that in anticipation of the commencement of administrative proceedings against Steven M. Scarano, C.P.A. (pursuant to (i) ss.8A of the Securities Act of 1933, as amended (the "Act"), (ii) ss.21C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) Rule 102(e)(1) of the SEC's Rules of Practice), Mr. Scarano submitted an Offer of Settlement to the SEC which was accepted by same.

     The SEC ordered that Mr. Scarano pay a civil penalty of $5,000 and that he cease and desist from committing or causing any violations of (i) ''5(a) and 5(c) of the Act, (ii) '15(a) of the Exchange Act, and (iii) '210.2-02(b) of
Regulation S-X. The SEC further ordered that Mr. Scarano be Adenied the privilege of appearing or practicing before the [SEC] as an accountant from the date of the Order" and that he be given the right, after two years from the date of the Order, to apply to the SEC to resume appearing or practicing before same.

     Annexed hereto as Exhibit 16.01 is the required letter from Scarano & Tomaro, P.C. wherein said accounting firm indicates that it agrees with the statements made herein.

     The Registrant's Board of Directors approved the dismissal of Scarano & Tomaro, P.C. and the October 22, 1998 engagement of Massella, Tomaro & Co., LLP as its principal accountant to audit its and its subsidiary's financial statements.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized on the 27th day of October 1998.




                                            Hollywood Productions, Inc.


                                    By:     /s/ Harold Rashbaum
                                            Harold Rashbaum, President